SUPPLEMENT TO THE PROSPECTUS

OF

EVERGREEN GLOBAL AND INTERNATIONAL FUNDS

I.          Evergreen Global Opportunities Fund (the “Fund”)

Effective May 7, 2008, James M. Tringas, CFA is added as a portfolio manager of the Fund. Effective May 14, 2008, the portfolio managers of the Fund are Mr. Tringas and Francis X. Claro.

Currently, Mr. Tringas is a Senior Portfolio Manager and Managing Director with the Fundamental Equity – Small and Mid Cap Value team at EIMC. He has been with EIMC or one of its predecessors since 1994.

The change in portfolio management may result in changes in the Fund’s portfolio that could increase transaction costs to the Fund and result in realized gains.

The sections of the Fund’s prospectuses entitled "Fund Facts" and "The Funds' Portfolio Managers" are revised accordingly.

                Effective immediately, the third sentence of the first paragraph in the section of the Fund’s prospectus entitled “INVESTMENT STRATEGY” is replaced with the following:

“In selecting equity investments for the Fund, the portfolio managers attempt to identify companies that are well managed, positioned to achieve above average increases in revenue and/or free cash flow and otherwise have strong prospects for continued growth and/or that are undervalued companies relative to an assessment of their intrinsic value.”

June 13, 2008                                                                                                                                         582530 (6/08)